LEASES (Tables)	12 Months Ended
Dec. 31, 2013
Leases [Abstract]
Future minimum rental payments
The minimum future revenues to be received on a fixed rate time charter, which is accounted for as an operating lease as of December 31, 2013 is as follows. These minimum future revenues exclude payments from two time charters that are based on market rate indices.

(in thousands of $)
Year ending December 31,
2014	11,185
2015	—
2016	—
2017	—
2018	—
Thereafter	—
11,185